UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.    )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

TRIDENT MICROSYSTEMS, INC.

(Name of Registrant as Specified In Its Charter)

n/a

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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Trident Microsystems, Inc. Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on Thursday, June 16, 2011 The Proxy Statement, Annual Report and other proxy materials are available at: http://www.proxyvoting.com/trid This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. Z If you want to receive a paper or e-mail copy of these documents, you must request one.There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before June 6, 2011 to facilitate timely delivery. TRIDENT MICROSYSTEMS, INC. TO REQUEST PAPER COPIES OF PROXY MATERIALS: (please reference your 11-digit control number when requesting materials) By opting out to receive printed materials, your preference for future proxy mailings will be kept on our file. Telephone: 1-888-313-0164 (outside of the U.S. and Canada call 201-680-6688). Email: shrrelations@bnymellon.com (you must reference your 11-digit control number in your email) Internet: http://www.proxyvoting.com/trid TO VOTE YOUR SHARES SEE INSTRUCTIONS ON REVERSE SIDE This is not a proxy card. You cannot use this notice to vote your shares. Dear Trident Microsystems, Inc. Stockholder: The 2011 Annual Meeting of Stockholders of Trident Microsystems, Inc. (the “Company”) will be held at the Company’s offices at 1170 Kifer Road, Sunnyvale, California 94086, on Thursday, June 16, 2011, at 2:00 p.m. (local time). Proposals to be considered at the Annual Meeting: (1) to elect two Class I directors to serve until the 2014 annual meeting of stockholders of the Company; (2) to amend the Company’s Certificate of Incorporation as amended, to reduce from four to two the number of directors that the holders of the Company’s Series B Preferred Stock may elect and to make certain related changes to the rights, preferences and privileges of the Company’s Series B Preferred Stock; (3) to amend the Trident Microsystems, Inc. 2010 Equity Incentive Plan to increase the number of shares reserved for issuance thereunder by 35,000,000 shares; (4) to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2011; (5) to hold an advisory vote on the Company’s executive compensation; (6) to hold an advisory vote on the frequency of stockholder advisory votes on the Company’s executive compensation in the future; and (7) to consider and act upon any other business that may properly come before the meeting or any adjournment(s) or postponement(s) thereof. The Board of Directors recommends a vote “FOR” Proposals 1, 2, 3, 4 and 5, and a vote of ONE YEAR for Proposal 6. The Board of Directors has fixed the close of business on April 25, 2011 as the record date (the “Record Date”) for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof. CONTROL NUMBER (Sticky Note comment Page 2 Info Indeterminate Page: 2 of 3 Job: BPA58752_BPA71 BN: 00000002 From: FBPXDCSA018 (42.46.1.86) on Fri Apr 29, 2011 at 02:52:00 PM) YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY. 97413

Stockholders of record as of the Record Date are encouraged and cordially invited to attend the Annual Meeting. Directions to attend the annual meeting where you may vote in person can be found on our website, www.tridentmicro.com. Meeting Location: Trident Microsystems, Inc. 1170 Kifer Road Sunnyvale, California 94086 The following materials are available for you to review online: • the Company’s 2011 Proxy Statement (including all attachments thereto); • the Company’s Annual Report for the fiscal year ended December 31, 2010 (which is not deemed to be part of the official proxy soliciting materials); and • any amendments to the foregoing materials that are required to be furnished to stockholders. To request a paper copy of the Proxy Materials: (you must reference your 11-digit control number located on the reverse side of this form) Telephone: 1-888-313-0164 (outside of the U.S. and Canada call 201 -680-6688) Email: shrrelations@bnymellon.com (you must reference your 11-digit control number in your email) Internet: http://www.proxyvoting.com/trid The Proxy Materials for Trident Microsystems, Inc. are available to review at: http://www.proxyvoting.com/trid Have this notice available when you request a PAPER copy of the Proxy Materials, when you want to view your proxy materials online OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY. HOW TO VOTE BY INTERNET We encourage you to review the proxy materials online before voting. Use the Internet to vote your shares. On the landing page of the above website in the box labeled “To Vote Your Shares by Internet” click on “Vote Now” to access the electronic proxy card and vote your shares. Have this notice in hand when you access the website. (Sticky Note comment Page 3 Info Indeterminate Page: 3 of 3 Job: BPA58752_BPA71 BN: 00000003 From: FBPXDCSA018 (42.46.1.86) on Fri Apr 29, 2011 at 02:52:00 PM) You will need to reference the 11-digit control number located on the reverse side.